Inventories	12 Months Ended
Dec. 31, 2024
Inventory Disclosure [Abstract]
Inventories
Note 6 - Inventories

	December 31,
	2024	2023
	U.S. Dollars (in thousands)
Components	65,845	55,598
Work in process	21,445	20,038
Finished products *	35,793	19,292

	123,083	94,928

*          includes systems at customer locations not yet sold, as of December 31, 2024 and 2023, in the amount of $12,448 and $8,626 respectively.

Inventories are presented in:

	December 31,
	2024	2023
	U.S. Dollars (in thousands)
Current assets	111,204	85,905
Non-current assets (A)	11,879	9,023

	123,083	94,928

(A)	Long-term Inventory:

At December 31, 2024, $11,879 of the Company's inventory is classified among long-term assets according to Management’s estimate based on the recent level of sales (at December 31, 2023 - $9,023). These amounts are comprised of spare parts. The Company’s policy is to keep components to provide support and service to systems sold by it to its customers over the past years (usually the support is over a period of seven to ten years) until the Company announces it will not continue to support certain systems. Therefore, this inventory is usually consumed over longer periods than inventory classified as current, and as such the respective amount that is not expected to be consumed in the next year is classified as non-current. Management believes that this inventory will be utilized according to its forecasted sales and that no loss will be incurred.

(B)	Inventory provision

In 2024, based on Management's estimates regarding future sales, a provision of $4,336 was made against damaged, obsolete, excess and slow-moving inventory (in 2023 - $1,204).

The provisions were recorded in the costs of revenues line item in the consolidated statement of income. The provisions result in a new cost basis that is not subsequently marked up based on changes in underlying facts and circumstances.